UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2011
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TIVO INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408)519-9100

(Former name or former address, if changed since last report.)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 1, 2011, TiVo Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and a copy of the FY11 Q4 Key Financial Metric Trend Sheets is furnished as Exhibit 99.2 to this Current Report.
This information and the information contained in the press release for TiVo Inc. (and attached reconciliations and related notes) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated March 1, 2011.
99.2	FY 11 Q4 Key Financial Metric Trend Sheets and Reconciliations and Related Notes for TiVo Inc., dated January 31, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Date:March 1, 2011	By:	/s/ Anna Brunelle
Anna Brunelle
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated March 1, 2011.
99.2	FY 11 Q4 Key Financial Metric Trend Sheets and Reconciliations and Related Notes for TiVo Inc., dated January 31, 2011.